Cash and cash equivalents	12 Months Ended
Dec. 31, 2024
Cash and cash equivalents.
Cash and cash equivalents

6.Cash and cash equivalents

	2024	2023
Banks	8,990,139	7,525,552
Short–term investments	5,061,940	4,808,610
Cash	2,396	1,953
	14,054,475	12,336,115

As of December 31, 2024, the balance of cash and cash equivalents (short-term investments) includes an amount of total restricted cash for $1,905,664 ($1,724,488 as of December 2023), mainly in a) Interconexión Eléctrica S.A. E.S.P. for $1,904,745 ($1,580,106 as of December 31, 2023), b) Cenit ($143,464 as of December 31, 2023, which corresponded to Oleoducto Bicentenario), and c) other companies for $919 ($918 as of December 2023). The restricted cash amounts will be used in the next 12 months to: i) the payment of principal and interest on loans, ii) meet short-term business needs, and iii) exclusively for specific activities related to the operation of the concessions.

The fair value of cash and cash equivalents approximates its book value due to its short-term nature (less than three months) and its high liquidity. Cash equivalents are convertible to a known amount of cash and are subject to a non-significant risk of changes in value. The effective rate of return on cash and cash equivalents as of December 31, 2024, was 6.7% (2023 – 9.8%).

The following table reflects the credit quality of banks in which Ecopetrol Business Group has deposits and check accounts, and issuers of investments included in cash and cash equivalents:

Rating	2024	2023
AAA	1,994,024	993,553
F1	1,887,118	2,133,937
A+	1,791,193	—
F3	1,419,481	70,055
A-1	1,107,673	1,498,034
P-1	1,058,446	741,041
F1+	1,027,253	2,349,260
A	701,821	—
BRC1+	526,853	378,077
BBB	352,609	68,378
F2	331,879	630,089
Ba1	156,726	—
AA	123,665	—
A1	85,050	—
P AAA	38,398	1,475,084
BB	12,461	103,066
AAAmmf	5,496	4,562
AAAF	5,439	64,518
B	3,785	670,268
BRC1	1,090	1,513
Aaa	8	1,798
AAAm	—	51,710
C	—	3,156
Not available rating	1,424,007	1,098,016
	14,054,475	12,336,115

See credit risk policy in Note 30.7.